UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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BAKBONE SOFTWARE INCORPORATED

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BAKBONE SOFTWARE INCORPORATED

9540 Towne Centre Drive, Suite 100

San Diego, CA 92121

(858) 450-9009

NOTICE OF MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 31, 2009

TO THE SHAREHOLDERS OF BAKBONE SOFTWARE INCORPORATED:

NOTICE IS HEREBY GIVEN that a Meeting of the Shareholders of BakBone Software Incorporated, a Canadian corporation (the “Company”), will be held on March 31, 2009 at 2:00 p.m. Pacific Time at the offices of Morrison & Foerster LLP at 12531 High Bluff Drive, Suite 100, San Diego, California 92130, for the following purposes:

1.	To elect six directors to hold office until the Company’s 2009 Annual Meeting of Shareholders or until their successors are elected and duly qualified.

2.	To ratify the selection of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2009.

3.	To approve the adoption of the BakBone Software Incorporated 2009 Equity Incentive Plan.

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on February 24, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at this Shareholder Meeting and at any adjournment or postponement thereof. For ten days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be available for examination by any shareholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 9540 Towne Centre Drive, Suite 100, San Diego, California 92121.

By Order of the Board of Directors

/s/ JAMES R. JOHNSON
James R. Johnson
President, Chief Executive Officer and Chairman of the Board of Directors

San Diego, California

February 25, 2009

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

PROXY STATEMENT AND MANAGEMENT PROXY CIRCULAR

FOR MEETING OF SHAREHOLDERS

To Be Held On March 31, 2009

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the board of directors (the “Board of Directors”) of BakBone Software Incorporated, a Canadian corporation (“we”, “us”, the “Company” or “BakBone”), for use at the Meeting of Shareholders to be held on March 31, 2009, at 2:00 p.m. Pacific Time (the “Shareholder Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Meeting of Shareholders. The Shareholder Meeting will be held at the offices of Morrison & Foerster LLP at 12531 High Bluff Drive, Suite 100, San Diego, California 92130. We intend to mail this proxy statement and management proxy circular (the “proxy statement”) and accompanying proxy card on or about February 27, 2009 to all shareholders entitled to vote at the Shareholder Meeting.

Unless otherwise stated, the information contained in this proxy statement is given as of February 25, 2009.

Solicitation

This proxy solicitation is made on behalf of our management and Board of Directors. We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our shares for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

Only holders of record of shares of our Common and Preferred Shares at the close of business on February 24, 2009 (the official record date) will be entitled to notice of and to vote at the Shareholder Meeting and any adjournment thereof. At the close of business on February 24, 2009, the Company had outstanding and entitled to vote 64,632,793 Common Shares held by 321 shareholders of record and 18,000,000 Series A Preferred Shares held by three shareholders of record (the Common Shares and Preferred are referred to collectively as the “Shares”). Each holder of record of Shares on the record date will be entitled to one vote for each Share held on all matters to be voted upon at the Shareholder Meeting.

In determining whether the requisite vote has been achieved to approve any proposal put before the shareholders at the Shareholder Meeting, only votes that have been cast FOR or AGAINST a proposal will be counted. Thus, if approval of a proposal requires a majority of the votes cast at the Special Meeting, the proposal will be approved if the number of votes FOR is greater than the number of votes AGAINST. Abstentions and “broker non-votes” are not counted for purposes of determining the vote for any proposal. A broker non-vote occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner with respect to a non-routine matter.

Quorum

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if not less than two shareholders representing not less than 33 1/3% of the shares entitled to vote at the meeting are present in person or by proxy. All votes will be tabulated by the inspector of elections appointed for the meeting by the Board of Directors.

Voting and Revocability of Proxies

A registered shareholder has a right to appoint a proxy. All valid proxies received before the Shareholder Meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a shareholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal.

A registered shareholder who has given a proxy has the power to revoke it. If a person who has given a proxy attends personally at the Shareholder Meeting at which the proxy is to be voted, such person may revoke the proxy and vote in person. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing signed by the shareholder or such registered shareholder’s attorney authorized in writing, or, if the registered shareholder is a corporation, signed by a duly authorized officer or attorney for the corporation, and deposited at our principal executive offices at any time up to and including the last day (other than Saturdays, Sundays and statutory holidays) preceding the day of the Shareholder Meeting at which the proxy is to be used, or any adjournment or adjournments thereof, or with the chairman of the meeting on the day of the Shareholder Meeting, or on the day of any adjournment thereof, prior to the commencement of the meeting.

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with our Corporate Secretary at our principal executive offices located at 9540 Towne Centre Drive, Suite 100, San Diego, California, 92121 a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Exercise of Discretion by Proxies

If any amendments or variations are proposed at the Shareholder Meeting or any adjournment thereof to matters set forth in the proxy and described in the accompanying Notice of Meeting and this proxy statement, or if any other matters properly come before the meeting or any adjournment thereof, the proxy confers upon the shareholder’s nominee discretionary authority to vote on such amendments or variations or such other matters according to the best judgment of the person voting the proxy at the Shareholder Meeting. At the date of this proxy statement, management knows of no such amendments or variations or other matters to come before the Shareholder Meeting.

Advice to Beneficial Holders of Securities in Canada

The information set forth in this section is of significant importance to many of our shareholders, as a substantial number of our shareholders do not hold Shares in their own name. Shareholders who do not hold their Shares in their own name (referred to in this proxy statement as “Beneficial Shareholders”) should note that only proxies deposited by shareholders whose names appear on the records of BakBone as the registered holders of Shares can be recognized and acted upon at the Shareholder Meeting. If shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares will not be registered in the shareholder’s name on the records of BakBone. Such shares will more likely be registered under the name of the shareholder’s broker or an agent of that broker.

In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms). In Canada, shares held by brokers or their nominees can only be voted (for or against resolutions) upon the instructions of the Beneficial Shareholder. Without specific instructions, Canadian brokers/nominees are prohibited from voting shares for their clients. The directors and officers of BakBone do not know for whose benefit the Shares registered in the name of CDS & Co. are held.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders’ meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions, which should be carefully followed by Beneficial Shareholders in order to ensure that their Shares are voted at the meeting. Often, the form of proxy supplied to a Beneficial Shareholder by its broker is identical to the form of proxy provided to registered shareholders. However, its purpose is limited to instructing the registered shareholders how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge typically applies a special sticker to the proxy forms, mails those forms to the Beneficial Shareholders and asks Beneficial Shareholders to return the proxy forms to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the meeting. A Beneficial Shareholder receiving a proxy with a Broadridge sticker on it cannot use that proxy to vote shares directly at the meeting. The proxy must be returned to Broadridge well in advance of the meeting in order to have the shares voted.

Shareholder Proposals

To submit a shareholder proposal for inclusion in the our proxy statement and form of proxy for our 2009 Annual Meeting of Shareholders, shareholders must submit such proposal a reasonable time before the Company begins to print and send its proxy materials. We have not set a date for our 2009 Annual Meeting of Shareholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 31, 2009

Copies of this proxy statement, our 2008 Annual Report and directions to the Shareholder Meeting are available online at www.bakbone.com/shareholdersmeeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Shareholder Meeting, shareholders will be asked to elect the proposed directors set forth below to hold office until the next annual meeting of shareholders or until their successors are elected or appointed. There are presently six directors of the Company, each of whom retires from office at the Shareholder Meeting. The directors are elected at each annual meeting of shareholders and serve until the next annual meeting of shareholders or until their successors have been duly elected and qualified. The nominees for election by the shareholders are Ian Bonner, James Johnson, Douglas Lindroth, Neil MacKenzie, Bruce Nakao and Archie Nesbitt, who are each members of our present Board of Directors. All of the proposed directors have consented to be named in this proxy statement and to serve as directors if elected.

Under our Articles, we may have a minimum of three (3) directors to a maximum of twelve (12) directors. Holders of the Preferred Shares, voting together as a class, have the right to elect two of the directors to be elected at the Shareholder Meeting (the “Preferred Directors”). However, at this time the holders of the Preferred Shares have not exercised their right to elect any Preferred Directors.

In the absence of contrary instructions, it is the intention of the persons designated in the enclosed proxy card to vote the shares represented thereby FOR the ordinary resolution electing the six (6) nominees hereinafter set forth.

The name, age (as of February 13, 2009) and position of each of our nominees for director is listed below.

Name and Country of Residence	Position	Age	Director Since
Ian Bonner (1)(2)(3)	Director	54	2004
Texas, USA

James R. Johnson	President, Chief Executive Officer and Chairman of the Board of Directors	62	2004
California, USA

Douglas S. Lindroth (2)	Director	42	2007
California, USA

Neil MacKenzie (1)	Director	64	2000
Alberta, Canada

Bruce Nakao (1)(3)	Director	65	2004
California, USA

Archie Nesbitt (2)	Director	59	2000
Alberta, Canada

(1)	Member of audit committee.

(2)	Member of compensation committee.

(3)	Member of nominating committee.

The information as to Shares beneficially owned, directly or indirectly, or over which control or direction is exercised, is based upon the information furnished to BakBone by the respective nominees. As of February 25, 2009, the directors and officers of the Company, and their associates and affiliates, as a group own or control, directly or indirectly, 764,826 Common Shares or approximately 1% of the issued and outstanding Common Shares. For additional disclosure regarding the shareholdings of directors and officers please see “Security Ownership of Certain Beneficial Owners and Management.”

Cease Trade Orders, Bankruptcies, Penalties or Sanctions

In December 2004, the Canadian jurisdictions of Ontario, Alberta and British Columbia issued cease trade orders prohibiting trading in our securities due to delays in the filing of our financial statements. Proposed directors Ian Bonner, James Johnson, Neil MacKenzie, Bruce Nakao and Archie Nesbitt were directors of the Company at the time such cease trade orders were issued. Other than as described above, no proposed director of the Company has, within the last ten years prior to the date of this document, been a director, chief executive officer or chief financial officer of any company (including the Company) that, (i) was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or (ii) was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer. On February 9, 2009, we filed an application to revoke the above cease trade orders.

On January 10, 2009, Retail Pro, Inc. filed a voluntary Chapter 11 bankruptcy petition with the United States Bankruptcy Court for the District of Delaware. Director nominee Ian Bonner is also a director of Retail Pro, Inc. Other than as disclosed above, no proposed director of the Company has, within the 10 years before the date of this document, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver-manager or trustee appointed to hold its assets.

No proposed director has been subject to: (i) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (ii) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Information Regarding Our Nominees

Ian Bonner has served as the acting CEO and a member of the Board of Directors of Coldspark, a Colorado based Technology Company, since March 2007. Coldspark provides industry leading E-mail solutions to large enterprises in the financial services sector. Mr. Bonner served as the President, Chief Executive Officer and Director of INXIGHT Software, Inc., a leading developer of text analytics software for complex intelligence discovery projects, from June 2004 through July 2007. The company was acquired by Business Objects SA in July 2007. He currently serves on the board of directors for Retail Pro, Inc., fka Island Pacific Software (AMEX: IPI), Wireless Matrix Corporation (TSX:WRX) and ITKO Software, a privately held software developer of development and testing tool software. On January 10, 2009, Retail Pro, Inc. filed a voluntary Chapter 11 bankruptcy petition with the United States Bankruptcy Court for the District of Delaware. From May 2003 until February 2004, Mr. Bonner was the President and Chief Executive Officer of Sistina Software. Sistina Software was acquired by RedHat, Inc. in December 2003. From April 2001 until March 2003, Mr. Bonner was the President and Chief Executive Officer for Terraspring Software, a privately held developer of infrastructure automation software that was subsequently acquired by Sun Microsystems. From August 1992 to April 2001, Mr. Bonner held various senior management positions at IBM and participated in the internal development and acquisition of Lotus Notes and Tivoli Storage Manager, IBM’s storage management and archiving software. Mr. Bonner received his Bachelor of Commerce from the University of the Witwatersrand and his Post-Graduate Marketing and Advanced Diploma from the University of South Africa.

James Johnson has served as our President, Chief Executive Officer and a Director since November 2004, and as Chairman of our Board of Directors since February 2009. He was also designated as our principal financial officer from September 2007 through August 2008. Mr. Johnson joined us from SoftBrands Inc. Hospitality Group, a software company, where he most recently served as President and Chief Technology Officer. Prior to joining SoftBrands in 2001, Mr. Johnson was President and Senior Vice President of Asia-Pacific Group of Sterling Commerce, Inc., a former NYSE-listed company specializing in e-commerce software and services, where he also held numerous senior positions during his 20 year career at Sterling Commerce and Sterling Software. From 1976 to 1982, Mr. Johnson was co-Founder and co-President of privately-held Application Development Systems, Inc., where he was instrumental in the development of one of the industry’s first direct attached storage management products. Mr. Johnson earned his Bachelor’s degree in Operational Research from California State University, Fresno. Mr. Johnson also serves on the board of directors of Lister Technologies, Ltd.

Douglas Lindroth currently serves as the Chief Financial Officer of Limelight Networks (Nasdaq:LLNW), a leading provider of high-performance content delivery network services. Prior to this, he served as our Chief Financial Officer from April 2006 to May 2007. Before joining BakBone, Mr. Lindroth was Senior Vice President and Chief Financial Officer for Memec Group Holdings Limited, a privately held company and one of the world’s leading specialty semiconductor distributor. Mr. Lindroth also held other positions at Memec including Vice President of Finance for the Americas, Chief Administrative Officer for Atlas Business Services, a subsidiary of Memec, and Controller of the Americas. Prior to joining Memec, Mr. Lindroth was a Senior Audit Manager with KPMG LLP. Mr. Lindroth graduated from San Diego State University with a bachelor’s degree in Business Administration with an emphasis in accounting. Mr. Lindroth holds a CPA license in the State of California.

Neil MacKenzie currently serves as a Director and Vice President for Newpark Drilling Fluids Canada Inc., a subsidiary of Newpark Resources Incorporated (NYSE:NR). From 2004 to 2007, Mr. MacKenzie was Chief Executive Officer and board member for Challenger Energy Corp. (TSX Venture: CHQ, AMEX:CHQ). From 1976 to 1998, Mr. MacKenzie was President of Protec Mud Service Ltd., a privately-held company which he co-founded. Mr. MacKenzie was a director of Southpoint Resources Ltd. from September 2002 to August 2005, and currently serves on the board of directors for Wireless Matrix Corporation (TSX:WRX). Mr. MacKenzie attended the Southern Alberta Institute of Technology.

Bruce Nakao is former Senior Vice President, Finance and Administration, and Chief Financial Officer for Ask Jeeves, Inc., an Internet search company, where he served from April 1999 until his retirement in July 2000. Prior to Ask Jeeves, Mr. Nakao was Senior Vice President, Finance and Administration and the Chief Financial Officer of Puma Technology (now known as Intellisync Corporation), an enterprise software and service provider, recently purchased by Nokia. Prior to Puma, Mr. Nakao was Senior Vice President and Chief Financial Officer for Adobe Systems, Inc., where he helped take the company public in August 1986. Earlier in his career, Mr. Nakao held executive-level positions at Ross Systems, Dividend Industries, Inc. and Itel Corp. He was also a member of Arthur Andersen & Company’s audit and consulting staff, during which time he received his California CPA certificate. Mr. Nakao holds a Bachelor of Arts degree in business and economics from the University of Washington and a Masters of Business Administration from Stanford University.

Archie Nesbitt is a lawyer practicing in the natural resources field for the past 28 years and President of A.J. Nesbitt Professional Corp. since 1978. Mr. Nesbitt serves on the board of directors of Abacus Mining & Exploration Ltd. (TSX-V:AME) and Dejour Enterprises Ltd. (TSX:DEJ). Mr. Nesbitt holds a Bachelor of Laws degree from the University of Western Ontario and a Bachelor of Commerce degree (with Honors) from Queens (Ontario) University.

Information Regarding Our Executive Officers

The following sets forth certain information regarding certain of our officers as of February 13, 2009. Information pertaining to Mr. Johnson, who is both a director and an executive officer of the Company, may be found in the section entitled “Information Regarding Directors.” Our officers are elected and serve at the discretion of our Board of Directors. There are no family relationships among any of our directors and executive officers.

Kenneth Horner, age 41, has served as our Senior Vice President, Corporate Development and Strategy, since September 2005. Mr. Horner is also responsible for leading our North America sales team. Prior to joining

BakBone, Mr. Horner was Vice President of Worldwide Marketing and Channel Operations at DataCore Software from October 2000 to January 2004. In this capacity, Mr. Horner spent time leading corporate partnering, worldwide market and multi-tiered channel definition, technology acquisition and strategic alliance efforts on a global basis. From June 1994 through October 1998, Mr. Horner served as part of Seagate Software’s executive management team and was instrumental in building and managing the Storage Management Group, including the development of the Backup Exec product line, from its inception (as Arcada Software) through its sale to Veritas. Mr. Horner has also held senior management positions at Sterling Software, Tech Data Corporation, and Rexon/WangTek.

Steven Martin, age 47, joined BakBone on August 20, 2008 as Chief Financial Officer and Senior Vice President. From January 2008 through June 2008, Mr. Martin served as Acting Chief Accounting Officer for Leap Wireless International, a publicly traded wireless communications company listed on the Nasdaq Global Select Market. Mr. Martin served as Chief Financial Officer of Stratagene Corporation, a publicly traded company specializing in the development, manufacturing and marketing of specialized research and clinical diagnostic products, from July 2005 to June 2007 and was Director of Finance of Stratagene Corporation from May 2004 through June 2005. Stratagene was acquired by Agilent Technologies in June 2007. From March 2001 to May 2003, Mr. Martin served as Controller of Gen-Probe Incorporated, a publicly traded company that develops, manufactures and markets nucleic acid testing products for the diagnosis of disease and screening human blood. Prior to that, Mr. Martin served as Vice President Finance of Nuera Communications, Inc., Vice President and Controller of Aldila Golf Corp. and Senior Audit Manager of Deloitte & Touche LLP. Mr. Martin is a certified public accountant and holds a B.S. in Accounting from San Diego State University.

Dan Woodward, age 48, has served as Senior Vice President, Product Delivery since February 2007. Mr. Woodward served as our Vice President, Quality Assurance from June 2006 to February 2007. Mr. Woodward joined BakBone in April 2006 as Director of Worldwide Information Systems. Prior to joining BakBone, Mr. Woodward accumulated a wide range of depth and experience in conceptualizing and delivering strategic solutions in the quality and engineering arenas with functional expertise in operations, sales, marketing, and finance. From September 2002 to June 2006, Mr. Woodward served as a management consultant and adviser to a number of software and related high-tech firms, including BakBone Software, Inc. during the period of February 2005 to March 2006. From May 1999 to September 2002, Mr. Woodward served as Chairman and Chief Executive Officer of Enherent Corp., a publicly held software company. From August 1997 to May 1999, he held the positions of President of the telecommunications industry group and Vice President of the communications, entertainment and media group at Electronic Data Systems Corporation (“EDS”). Before joining EDS, Mr. Woodward spent 15 years at IBM, most recently leading the IBM Global Services portfolio for the southwest U.S. as Vice President and Area General Manager.

Robert Wright, age 57, joined BakBone on February 1, 2009 as Senior Vice President and General Counsel. From October 2006 through August 2008, Mr. Wright served as Senior Vice President and General Counsel for Skywire Software LLC, a diversified software company specializing in insurance, financial services, utilities, healthcare and enterprise services management. Skywire Software was sold to Oracle, Inc. in July 2008. From November 2002 through September 2006, Mr. Wright held various positions, including General Counsel and Chief Counsel, with SoftBrands, Inc. a publicly traded software company on the American Stock Exchange. Prior to joining SoftBrands, Inc., Mr. Wright spent several years serving in various positions within the software industry. Mr. Wright received his Masters of Business Administration with an emphasis in finance from Texas Tech University, College of Business Administration and holds a J.D. from Texas Tech University, School of Law.

Board Committees and Meetings

During the fiscal year ended March 31, 2008 the Board of Directors held three meetings and acted by written consent five times. The Board of Directors has established three standing committees: an audit committee, a compensation committee and a nominating committee.

The audit committee is responsible for, among other things, reviewing our financial reporting procedures, internal controls and the performance of our external auditors. The audit committee has direct communication channels with our management and finance group, as well as with our external auditors to discuss and review specific issues as appropriate. The committee is also responsible for reviewing quarterly financial statements and annual financial statements. The members of our audit committee are Messrs. Nakao, Bonner and MacKenzie. The audit committee is presently composed entirely of directors who are both independent and financially literate in compliance with the requirements of the Canada National Instrument 52-110 (“NI 52-110) and are independent as defined under Rule 10A-3 under the Exchange Act and Nasdaq Stock Market qualitative listing standards and under NI 52-110. Mr. Nakao is an “audit committee financial expert,” as defined in the rules of the SEC. Mr. Nakao, a former certified public accountant, has served as chief financial officer for three public companies in addition to holding a variety of senior financial positions over the past thirty years. By virtue of their prior history and business experience, which is summarized above in “Information Regarding Our Nominees,” each of Messrs. Nakao, Bonner and MacKenzie has the relevant experience to meaningfully contribute to the audit committee and is financially literate as defined under NI 52-110. We are considered a venture issuer under Canadian securities law and are relying on the exemption found in Part 6.1 of NI 52-110. The audit committee met 21 times during the fiscal year ended March 31, 2008. The written charter of the audit committee is available our website at www.bakbone.com/auditcharter.

The compensation committee reviews and makes recommendations to our Board of Directors concerning the compensation and benefits of our executive officers, including our Chief Executive Officer, and directors, oversees the administration of our stock option and employee benefits plans, and reviews general policy relating to compensation and benefits. The members of our compensation committee are Ian Bonner, Archie Nesbitt and Doug Lindroth. Mr. Bonner and Mr. Nesbitt would be considered independent under Nasdaq Stock Market qualitative listing standards and as defined under NI 52-110. The compensation committee did not meet during the fiscal year ended March 31, 2008 and acted by written consent one time. The compensation committee acts pursuant to a written charter, which is available for review on our website at www.bakbone.com/compensationcommitteecharter.

When appropriate, the nominating committee identifies prospective candidates to serve on the Board of Directors, recommends nominees for election to the Board of Directors, develops and recommends board member selection criteria and considers committee member qualification. The members of our nominating committee are Ian Bonner and Bruce Nakao. Mr. Bonner and Mr. Nakao would be considered independent under Nasdaq Stock Market qualitative listing standards and as defined in Canada under NI 52-110. The nominating committee did not meet during the fiscal year ended March 31, 2008. The nominating committee acts pursuant to a written charter, which is available for review on our website at www.bakbone.com/nominatingcommitteecharter.

During the fiscal year ended March 31, 2008, each member of the Board of Directors attended 75% or more of the aggregate number of the meetings of the Board of Directors and of the committees on which he served that were held during the period for which he was a director or committee member.

Director Nominations

The nominating committee evaluates and recommends to the Board of Directors the director nominees for each election of directors. In fulfilling its responsibilities, the nominating committee shall consider the following factors:

•	the appropriate size of the Board of Directors and its committees;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•

the knowledge, skills and experience of nominees, including experience in the software industry, the nonprofit sector, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	experience with accounting rules and practices;

•	applicable regulatory and securities exchange/association requirements;

•	appreciation of the relationship of the Company’s business to the changing needs of society; and

•	a balance between the benefit of continuity and the desire for a fresh perspective provided by new members.

The nominating committee’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the nominating committee may also consider candidates with appropriate non-business backgrounds.

Other than the foregoing factors, there are no stated minimum criteria for director nominees. The nominating committee may consider such other factors as it may deem are in the best interests of the Company and its shareholders. The nominating committee does, however, recognize that under applicable regulatory requirements at least one member of the Board must, and believes that it is preferable that more than one member of the Board of Directors should, meet the criteria for an “audit committee financial expert” as defined by SEC rules. In addition, the nominating committee recognizes that at least a majority of the members of the Board must meet the definition of an “independent director” under the SEC rules, Canada Business Corporations Act and applicable exchange listing standards, and at least 25% of the members of the Board of Directors must be Canadian citizens pursuant to the terms of the Canada Business Corporations Act. The nominating committee also believes it appropriate for certain key members of the Company’s management to participate as members of the Board of Directors.

The nominating committee identifies nominees by first evaluating the current directors willing to continue in service. Current directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing directors with that of obtaining a new perspective. If any current director up for re-election at an upcoming annual meeting of shareholders does not wish to continue in service, the nominating committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current directors and members of the nominating committee will be polled for suggestions as to individuals meeting the criteria of the nominating committee. Research may also be performed to identify qualified individuals. If the nominating committee believes that the Board of Directors requires additional candidates for nomination, it may explore alternative sources for identifying additional candidates. This may include engaging, as appropriate, a third party search firm to assist in identifying qualified candidates.

The nominating committee will evaluate any recommendation for director nominee proposed by a shareholder who (i) has continuously held at least 1% of the outstanding shares of the Company’s shares entitled to vote at the annual meeting of shareholders for at least one year by the date the shareholder makes the recommendation and (ii) undertakes to continue to hold the common stock through the date of the meeting. In order to be evaluated in connection with the Company’s established procedures for evaluating potential director nominees, any recommendation for director nominee submitted by a qualifying shareholder must be received by the Company no later than 120 days prior to the anniversary of the date proxy statements were mailed to shareholders in connection with the prior year’s annual meeting of shareholders. Any shareholder recommendation for director nominee must be submitted to the Company’s Corporate Secretary in writing at 9540 Towne Centre Drive, Suite 100, San Diego, CA 92121, and must contain the following information:

•

a statement by the shareholder that he/she is the holder of at least 1% of the outstanding shares of the Company’s Shares, that the Shares have been held for at least a year prior to the date of the submission and that the shareholder will continue to hold the shares through the date of the annual meeting of shareholders;

•	the candidate’s name, age, contact information and current principal occupation or employment;

•

a description of the candidate’s qualifications and business experience during, at a minimum, the last five years, including his/her principal occupation and employment and the name and principal business of any corporation or other organization in which the candidate was employed;

•	the candidate’s resume; and

•	three (3) references.

The nominating committee will evaluate recommendations for director nominees submitted by directors, management or qualifying shareholders in the same manner, using the criteria stated above.

All directors and director nominees must submit a completed form of directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the nominating committee. Currently, the Board has no policy or program related to the orientation or continuing education of directors, nor has the Board conducted any formal assessments regarding the effectiveness of its members.

Communications with Directors

The Board of Directors has adopted a Shareholder Communications with Directors Policy. This policy is available on our website at www.bakbone.com/shareholdercommunication.

Director Attendance at Annual Meetings

The Board of Directors encourages all directors to attend all shareholder meetings. Our last annual meeting of shareholders was held on August 19, 2004. Three of our directors attended that meeting.

Code of Ethics

We have a Code of Business Conduct and Ethics Policy that applies to all employees, including our principal executive, financial and accounting officers. A copy of this code is available on our website at www.bakbone.com/codeofbusinessconduct. We intend to disclose any changes or waivers from its code of ethics by filing any amendments to the Code of Business Conduct and Ethics Policy on SEDAR and by either posting such information on our website or by filing a Form 8-K.

Board Member Independence

Our Board of Directors has determined that all of the current members of our Board of Directors would be considered independent under Nasdaq Stock Market qualitative listing standards and as defined in Canada under NI 52-110, except for Mr. Johnson, our Chief Executive Officer, and Mr. Lindroth, who served as our Chief Financial Officer from April 2006 through May 2007.

Until September 2007, Jeff Lawson, a member of our Board of Directors during fiscal 2008, was a partner and member of the Executive Committee of Burnet, Duckworth & Palmer LLP, Barristers and Solicitors, a Canadian law firm that provides legal services to the Company. During fiscal 2008, we paid the associated law firm $68,000 for services rendered. Mr. Lawson would not have been considered an independent director and would have been ineligible to serve as an independent member of certain committees of the Board of Directors through September 2007 as a result of his affiliation with Burnet, Duckworth & Palmer LLP. Mr. Lawson resigned as a member of our Board of Directors effective December 8, 2008.

Vote Required and Board of Directors’ Recommendation

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at a meeting at which a quorum is present. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the directors named above. If a quorum is present the six nominees for director receiving the highest number of votes will be elected as directors. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unable to serve.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTING FIRM

The audit committee has selected Mayer Hoffman McCann P.C. (“MHM”) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2009 and has further directed that the selection of the independent auditors be submitted for ratification by the shareholders at the Shareholder Meeting. MHM has audited the Company’s financial statements since August 13, 2008. Representatives of MHM are expected to be present at the Shareholder Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Shareholder ratification of the selection of MHM as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board of Directors is submitting the selection of MHM to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders. As part of its duties, the audit committee considers whether the provision of services, other than audit services, during the fiscal year ended March 31, 2008, by the Company’s independent auditor for that period, is compatible with maintaining the auditor’s independence.

The following table sets forth the aggregate fees billed to us by MHM for the fiscal years ended March 31, 2007 and March 31, 2008:

Type of Fees	2007	2008
Audit Fees (1)	$860,251	$703,841
Audit Related Fees (2)	—	—
Tax Fees (2)	—	—
All Other Fees (2)	—	—

Total Fees	$860,251	$703,841

(1)	Amounts reportable as Audit Fees include fees for professional services rendered for the audits of the Company’s fiscal 2007 and 2008 consolidated annual financial statements and internal control over financial reporting, review of the interim consolidated financial statements, and services that are normally provided by Mayer Hoffman McCann P.C. in connection with statutory and regulatory filings or engagements.

(2)	No fees were billed in these categories during fiscal 2007 or 2008.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

The audit committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The audit committee has delegated pre-approval authority to its chairperson when expedition of services is necessary. The independent auditors and management are required to periodically report to the full audit committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. Of the fees paid to the independent auditors under the categories Audit Related, Tax and All Other Fees described above, 100% were pre-approved by the audit committee.

Dismissal of Deloitte & Touche LLP

Deloitte & Touch LLP (“Deloitte”) previously served as our independent auditor. As previously reported on a Form 8-K dated August 12, 2008, on August 12, 2008, our audit committee dismissed Deloitte as our independent registered public accounting firm. The audit reports of Deloitte on our consolidated financial statements for the years ended March 31, 2006 and March 31, 2005 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended March 31, 2006 and March 31, 2005 and all subsequent interim periods through August 12, 2008, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of such disagreements in connection with its reports on the consolidated financial statements for such periods.

During the two fiscal years ended March 31, 2006 and March 31, 2005 and all subsequent interim periods through August 12, 2008, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that, as disclosed and more fully described in Item 9A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2006, filed on August 6, 2008, Deloitte’s report on our internal control over financial reporting as of March 31, 2006 contained an adverse opinion on the effectiveness of our internal control over financial reporting due to the existence of material weaknesses related to the following:

•	ineffective design and execution of activities critical to promote a strong tone at the top and to establish a culture of integrity;

•	insufficient accounting and finance personnel and inadequate communication of accounting policies;

•	lack of controls designed to ensure the appropriate recognition of revenue for sales transactions;

•	lack of controls designed to identify and account for certain stock-based compensation transactions;

•	lack of controls designed to ensure appropriate accounting for intercompany transactions and foreign currency gains and losses related to intercompany accounts;

•	failure to adequately support items in our income tax accounts and disclosures;

•	insufficient monitoring of financial close process; and

•	insufficient review of sales order entry process.

We furnished a copy of the above disclosures to Deloitte and requested that Deloitte provide a letter addressed to the Commission stating whether or not it agrees with the statements made above. A copy of such letter is filed as Exhibit 16.1 to the Form 8-K dated August 12, 2008.

Engagement of Mayer Hoffman McCann P.C.

On August 12, 2008, the audit committee agreed to engage MHM as its independent registered public accounting firm, effective August 13, 2008. We did not, nor did anyone on our behalf, consult MHM during our two most recent fiscal years and any subsequent interim period prior to our engagement of MHM, with respect to (i) the application of accounting principles to a specified transaction (completed or proposed) or the type of audit opinion that might be rendered on our financial statements, nor has MHM provided any written or oral advice to us that MHM concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).]

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes cast at the meeting at which a quorum is present, either in person or by proxy, is required to approve this proposal. Unless the authority to vote is withheld, the persons named in the accompanying form of proxy intend to vote in favor of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 2.

PROPOSAL NO. 3

APPROVAL OF THE

BAKBONE SOFTWARE INCORPORATED 2009 EQUITY INCENTIVE PLAN

General

Our Board of Directors has unanimously approved for submission to a vote of our shareholders a proposal to adopt the BakBone Software Incorporated 2009 Equity Incentive Plan (the “2009 Plan”). The purposes of the 2009 Plan are to retain key employees, consultants and directors having experience and ability, to attract new employees, consultants and directors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of us and our subsidiaries. Our board believes that grants of options and other forms of equity participation are an increasingly important means to retain and compensate employees, consultants and directors. The 2009 Plan permits us to issue restricted stock, restricted stock units and stock appreciation rights in addition to stock options. This provides us with improved flexibility over our current stock option plans, which authorize only the issuance of stock options. Adopting the 2009 Plan will also result in simpler and more efficient equity plan administration. No residents of Canada would be granted options or other equity-based awards under the 2009 Plan so long as the cease trade orders on our Shares in certain Canadian jurisdictions remain in effect. The 2009 Plan is subject to approval by our shareholders.

Subject to approval by our shareholders, a total of 4,200,000 common shares have been initially reserved for issuance under the 2009 Plan. Our Board of Directors has determined that it is in the best interests of the Company and its shareholders that we adopt the 2009 Plan to replace our existing BakBone Software Incorporated 2003 Stock Option Plan (the “2003 Plan”) and the BakBone Software Incorporated 2002 Stock Option Plan (the “2002 Plan”, and together with the 2003 Plan, the “Prior Plans”). Following shareholder approval of the 2009 Plan, no additional awards will be made under the Prior Plans. As of February 9, 2009, 4,199,043 common shares were available for issuance under the Prior Plans. If approved by the shareholders, 4,200,000 common shares will be authorized for issuance under the 2009 Plan, and its approval will not result in a significant increase in the total number of shares available for issuance under our equity incentive plans. In addition, if any outstanding awards under the Prior Plans expire or are terminated or cancelled for any reason, the shares allocable to the unexercised portions of such awards will be available for issuance under the 2009 Plan. As of February 9, 2009, there are outstanding option awards for approximately 5,651,000 common shares under the Prior Plans. The foregoing limitation and the number of common shares available under the 2009 Plan will be subject to adjustment in the event of a stock split, stock dividend or other extraordinary dividend, or other similar change in our common shares or our capital structure. As of February 9, 2009, the fair market value of a share of our common shares as reported on the Pink Sheets was $0.63.

A general description of the principal terms of the 2009 Plan as proposed is set forth below. Capitalized terms used but not defined in this Proposal No. 3 shall have the same meaning as in the 2009 Plan unless otherwise indicated. This description is qualified in its entirety by the terms of the 2009 Plan, a copy of which is attached to this Proxy Statement as Appendix A and which is incorporated herein by reference. Capitalized terms used in this Proposal No. 3 shall have the same meaning as in the 2009 Plan unless otherwise indicated.

General Description

Purpose. The purposes of the 2009 Plan are to provide our employees, consultants and directors, whose present and potential contributions are important to our success, an incentive, through ownership of our common shares, to continue in service to us, and to help us compete effectively with other enterprises for the services of qualified individuals.

Shares Reserved for Issuance under the 2009 Plan. If approved by our shareholders, a total of 4,200,000 common shares will be initially reserved for issuance under the 2009 Plan. In addition, if any outstanding awards under the 2003 Plan or the 2002 Plan expire or are terminated or cancelled for any reason, the shares allocable to the unexercised portions of such awards will be available for issuance under the 2009 Plan. Following shareholder approval of the 2009 Plan, no additional awards will be made under the 2003 Plan or the 2002 Plan. The maximum aggregate number of shares that may be issued pursuant to incentive stock options under the 2009 Plan (including those shares that could become available pursuant to expired, terminated or cancelled options under the Prior Plans) is nine million five hundred thousand (9,500,000) shares. The foregoing limitation and the number of common shares available under the 2009 Plan will be subject to adjustment in the event of a stock split, stock or other extraordinary dividend, or other similar change in our common shares or our capital structure.

The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is two million (2,000,000) shares. A participant may also be issued options and stock appreciation rights representing up to an additional two million (2,000,000) shares (which will not count against the foregoing limitation) in connection with the start of the participant’s service with us. For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is two million (2,000,000) shares. The foregoing limitations shall be adjusted proportionately by the plan administrator in connection with any change in our capitalization due to a stock split, stock dividend or similar event affecting our common stock and its determination shall be final, binding and conclusive.

Administration. The 2009 Plan is administered, with respect to grants to employees, directors, officers, and consultants, by the plan administrator (the “Administrator”), defined as our board or one or more committees designated by the board. The 2009 Plan will initially be administered by the compensation committee of our board. To the extent Section 162(m) of the Code is applicable and relief from the limitation under Section 162(m) of the Code is necessary, then the 2009 Plan will be administered by a committee constituted in such a manner as to satisfy Code Section 162(m) and such other applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

Terms and Conditions of Awards. The 2009 Plan provides for the grant of stock options, restricted stock, restricted stock units, dividend equivalent rights and stock appreciation rights (collectively referred to as “awards”). Stock options granted under the 2009 Plan may be either incentive stock options under the provisions of Section 422 of the Code, or nonqualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to our employees, consultants and directors or to employees, consultants and directors of our related entities. To the extent that the aggregate fair market value of shares of our common stock subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as nonqualified stock options. Under the 2009 Plan, awards may be granted to such employees, consultants or directors who are residing in Canada and other non-U.S. jurisdictions as the Administrator may determine from time to time. Each award granted under the 2009 Plan shall be designated in an award agreement.

The Administrator may issue awards under the 2009 Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the company or a related entity acquiring another entity, an interest in another entity or an additional interest in a related entity whether by merger, stock purchase, asset purchase or other form of transaction. Subject to applicable laws, the Administrator has the authority, in its discretion, to select employees, consultants and directors to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares of our common stock or the amount of other consideration to be covered by each award (subject to the limitations set forth under the above sub-section of this Proposal No. 3 “— Shares Reserved for Issuance under the 2009 Plan”), to approve award agreements for use under the 2009 Plan, to determine the terms and conditions of any award (including the vesting schedule applicable to the award), to amend the terms of any outstanding award granted under the 2009 Plan, to construe and interpret the terms of the 2009 Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of Canada or other applicable non-U.S. jurisdictions and to take such other action not inconsistent with the terms of the 2009 Plan, as the Administrator deems appropriate.

The term of any award granted under the 2009 Plan will be stated in the applicable award agreement but may not exceed a term of more than ten years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of our combined voting power or any parent or subsidiary of us), excluding any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award pursuant to a deferral program the Administrator may establish in its discretion.

The 2009 Plan authorizes the Administrator to grant incentive stock options at an exercise price not less than 100% of the fair market value of our common stock on the date the option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of our combined voting power or any parent or subsidiary of us). In the case of nonqualified stock options, stock appreciation rights, and awards intended to qualify as performance-based compensation, the exercise price, base appreciation amount or purchase price, if any, shall be not less than 100% of the fair market value per share on the date of grant. In the case of all other awards granted under the 2009 Plan, the exercise or purchase price shall be determined by the Administrator. The exercise or purchase price is generally payable in cash, check, shares of our common stock or with respect to options, payment through a broker-dealer sale and remittance procedure or a “net exercise” procedure.

The 2009 Plan provides that any amendment that would adversely affect the participant’s rights under an outstanding award shall not be made without the participant’s written consent; provided, however, that an amendment or modification that may cause an incentive stock option to become a non-qualified stock option shall not be treated as adversely affecting the rights of the participant. Shareholder approval will not be required for (A) the reduction or increase of the exercise price of any option or the reduction or increase of the base appreciation amount of any stock appreciation right; or (B) the cancellation of an option or stock appreciation right at a time when its exercise price or base appreciation amount (as applicable) exceeds (or is less than) the fair market value of the underlying shares of our common stock in exchange for another option, stock appreciation right, restricted stock or other award.

Under the 2009 Plan, the Administrator may establish one or more programs under the 2009 Plan to permit selected participants the opportunity to elect to defer receipt of consideration payable under an award. The Administrator also may establish under the 2009 Plan separate programs for the grant of particular forms of awards to one or more classes of participants.

Termination of Service. An award may not be exercised after the termination date of such award as set forth in the award agreement. To the extent required by applicable state securities laws, an option will generally be exercisable following termination of service for at least thirty (30) days following such termination (and at least twelve (12) months if such termination is due to death or disability). In certain cases, if a participant is terminated for cause, the award will expire concurrently with such termination. Following termination of service, the award shall terminate to the extent not exercised on the last day of the specified period in the award agreement or the last day of the original term of the award, whichever comes first. Any award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a nonqualified stock option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the award agreement.

Transferability of Awards. Under the 2009 Plan, incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. Other awards shall be transferable only by will and by the laws of descent and distribution and during the lifetime of a participant, to the extent and in the manner authorized by the Administrator, but only to the extent such transfers are made to family members and pursuant to domestic relations orders or agreements. The 2009 Plan permits the designation of beneficiaries by holders of awards, including incentive stock options.

Section 162(m) of the Code. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is two million (2,000,000). The foregoing limitation shall be adjusted proportionately by the Administrator in connection with any change in our capitalization due to a stock split, stock dividend or similar event affecting our common stock and its determination shall be final, binding and conclusive. Under Code Section 162(m) no deduction is allowed in any taxable year of the company for compensation in excess of $1 million paid to our “covered employees” (as described below). An exception to this rule applies to compensation that is paid to a covered employee pursuant to an equity incentive plan approved by shareholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of our common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation, if any option or stock appreciation right is canceled, the cancelled award shall continue to count against the maximum number of shares of our common stock with respect to which an award may be granted to a participant.

For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is two million (2,000,000) shares. The foregoing limitation shall be adjusted proportionately by the Administrator in connection with any change in our capitalization due to a stock split, stock dividend or similar event affecting our common stock and its determination shall be final, binding and conclusive. In order for an award of restricted stock or restricted stock units to qualify as performance-based compensation under Section 162(m), the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard.

The 2009 Plan includes the following performance criteria that may be considered by the Administrator when granting performance-based awards: (i) increase in share price, (ii) earnings per share, (iii) total shareholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share.

The regulations governing Section 162(m) of the Code provide that a “covered employee” is determined in accordance with the executive compensation disclosure rules under the Exchange Act. However, the Exchange Act was recently amended and no longer tracks the definition of “covered employee” as defined in Section 162(m) of the Code. The Exchange Act now requires disclosure of a company’s principal executive officer regardless of compensation, the principal financial officer regardless of compensation and the three most highly compensated executive officers other than the principal executive officer and the principal financial officer as determined as of the end of the last completed fiscal year. As a result of this disconnect, the Internal Revenue Service (“IRS”) released guidance in June 2007 providing that for purposes of Section 162(m) of the Code, a “covered employee” means the principal executive officer (or anyone acting in such capacity) and the three highest paid officers for the relevant taxable year. For purposes of Section 162(m), it does not include the principal financial officer unless such officer is one of the three highest paid officers. Accordingly, we will apply this guidance to our covered employees for the purposes of Section 162(m) of the Code.

Change in Capitalization. Subject to any required action by our shareholders, the number of shares of common stock covered by outstanding awards, the number of shares of our common stock that have been authorized for issuance under the 2009 Plan, the exercise or purchase price of each outstanding award, the maximum number of shares of common stock that may be granted subject to awards to any participant in a calendar year, and the like, shall be proportionally adjusted by the Administrator in the event of (i) any increase or decrease in the number of issued shares of common stock resulting from a stock split, stock dividend, combination or reclassification or similar event affecting our common stock, (ii) any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by us or (iii) any other transaction with respect to our common stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), distribution of cash or other assets to shareholders other than a normal cash dividend, or any similar transaction; provided, however, that conversion of any convertible securities of us shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to shareholders other than a normal cash dividend, the Administrator will make adjustments in connection with the events described in the preceding sentence or substitute, exchange or grant awards with respect to the shares of a related entity (collectively “adjustments”). Any such adjustments to outstanding awards will be effected in a manner that precludes the material enlargement of rights and benefits under such awards. Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than a normal cash dividend, will be made by the Administrator and its determination shall be final, binding and conclusive. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of awards or other issuance of shares of common stock, cash or other consideration pursuant to awards during certain periods of time. Except as the Administrator determines, no issuance of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of shares of common stock subject to an award.

Corporate Transaction. The Administrator has the authority to provide for the full or partial automatic vesting and exercisability for all of the shares at the time represented by the awards, and the release from restrictions on transfer and repurchase or forfeiture rights of such awards, before or at the time of a Corporate Transaction (as defined in the 2009 Plan). Effective upon the consummation of a Corporate Transaction, all outstanding awards shall terminate. However, all such awards shall not terminate to the extent the contractual obligations represented by the awards are assumed by the successor entity.

Under the 2009 Plan, a Corporate Transaction is generally defined as:

•	The acquisition of beneficial ownership of 50% or more of our common stock by any individual or entity or related group of persons;

•	a sale, transfer or other disposition of all or substantially all of our assets;

•	a merger or consolidation in which we are not the surviving entity;

•

a reverse merger in which we are the surviving entity but, among other things, more than 50% of our common stock is acquired by any individual or entity or related group of persons who are different from those who held such common stock immediately prior to such merger; or

•	our complete liquidation or dissolution.

Amendment, Suspension or Termination of the 2009 Plan. The Board may at any time amend, suspend or terminate the 2009 Plan. The 2009 Plan will be for a term of ten (10) years unless sooner terminated by our Board. To the extent necessary to comply with applicable provisions of Canadian law, U.S. federal and state securities laws, the corporate laws of Canada, the Code, the rules of any applicable stock exchange or national market system, and the rules of any other non-U.S. jurisdiction applicable to awards granted to residents therein, we shall obtain shareholder approval of any such amendment to the 2009 Plan in such a manner and to such a degree as is required.

Certain Federal Tax Consequences

The following summary of the U.S. federal income tax consequences of the 2009 Plan and the awards granted thereunder is based upon U.S. federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss non-U.S., state or local tax consequences.

Nonqualified Stock Options. The grant of a nonqualified stock option under the 2009 Plan will not result in any federal income tax consequences to the participant or to us. Upon exercise of a nonqualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the participant’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.

Absent special limitations on exercisability, in the event a nonqualified stock option is amended in certain respects, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A, can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest.

Incentive Stock Options. The grant of an incentive stock option under the 2009 Plan will not result in any federal income tax consequences to the participant or to us. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. We are not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. We, in the year of the disqualifying disposition, are entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the participant’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option — i.e., the difference between the fair market value of the shares at exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

In the event an incentive stock option is amended in certain respects, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A, can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest. In addition, the amendment of an incentive stock option may convert the option from an incentive stock option to a nonqualified stock option.

Restricted Stock. The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. We do not receive a tax deduction for any such gain.

Recipients of restricted stock may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

Stock Appreciation Rights. Recipients of stock appreciation rights (“SARs”) generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

A SAR can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A SAR that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Restricted Stock Units. Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

Restricted stock units also can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A grant of restricted stock units that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Dividends and Dividend Equivalents. Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

New Plan Benefits

As of the date of this Proxy Statement, no executive officer, employee or director, and no associate of any executive officer or director, has been granted any options under the 2009 Plan. The benefits to be received by our directors, executive officers and employees pursuant to the 2009 Plan are not determinable at this time.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of holders of a majority of the voting power of the Shares present in person or represented by proxy and entitled to vote at the Shareholder Meeting is required to approve the 2009 Plan. In the absence of any instruction in the accompanying proxy, it is the intention of the persons named by management in the proxy to vote the Shares represented by the proxy in favor of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 3.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation paid to or earned by our Chief Executive Officer and our other two most highly compensated executive officers for the fiscal years ended March 31, 2008 and 2007.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Option Awards ($)(1)	Non-Equity Compensation Plan ($)	All Other Compensation ($)	Total ($)
James Johnson	2008	275,000	—		257,277	210,000	—	742,277
Chief Executive Officer	2007	275,000	—		256,575	210,000	—	741,575

Kenneth Horner	2008	235,000	—		—	171,958	—	406,958
Senior Vice President, Corporate Development and Strategy	2007	225,000	56,250		—	46,125	—	327,375

Dan Woodward	2008	225,000	—		—	32,988	—	257,988
Senior Vice President, Product Delivery	2007	170,000	25,000		—	20,500	—	215,500

Douglas Lindroth (2)	2007	254,198	50,000	(3)	157,868	—	—	462,066
Former Chief Financial Officer

(1)	Represents the dollar amount recognized for financial statement purposes with respect to fiscal 2007 or 2008, as applicable, for the fair value of options granted in prior fiscal years, in accordance with SFAS 123(R).

(2)	Mr. Lindroth served as our Chief Financial Officer until May 18, 2007 and has served as a director since that time. Compensation received by Mr. Lindroth for services as a director appears in the Director Compensation table below. Mr. Lindroth was not a named executive officer for fiscal 2008 and his compensation information is not required to be disclosed by us in this Proxy Statement. However, we are voluntarily providing his 2007 fiscal year compensation in this table.

(3)	Represents a signing bonus received by Mr. Lindroth upon his hiring as our Chief Financial Officer.

Outstanding Equity Awards at March 31, 2008

The following table sets forth for the number of securities underlying outstanding option awards under our equity compensation plans for each named executive officer as of March 31, 2008. There are no outstanding shares of restricted stock held by our named executive officers as of March 31, 2008.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
James Johnson	1,083,333	216,667	(1)	$1.08	11/1/2014
Kenneth Horner	—	—		—	—
Dan Woodward	—	—		—	—

(1)	The shares underlying this option vest over a four-year period, with 25% of the options becoming exercisable on the first anniversary of the date of grant and the remaining 75% vesting monthly over the remaining three years. The option was granted on November 1, 2004.

Executive Employment Agreements

We entered into a letter agreement with Mr. James Johnson, our President and Chief Executive Officer, on October 28, 2004. Pursuant to the letter agreement, Mr. Johnson receives an annual salary and may be eligible to receive an annual bonus based on the achievement of specific performance goals. Mr. Johnson’s current base salary is $275,000 and for fiscal year 2008 he was eligible to receive up to $210,000 as an annual bonus. In addition, under the terms of the letter agreement, Mr. Johnson was issued an option to purchase 1,300,000 shares of our common stock. This option vests over four years, with the first 25% of the options vesting on the first anniversary of Mr. Johnson’s commencement of employment with us and the remaining shares vesting monthly. In the event of a change in control, all unvested stock options held by Mr. Johnson become fully vested. If Mr. Johnson is terminated without cause he is entitled to a severance benefit of twelve months’ base salary. In addition, any unvested equity awards accelerate on the termination date as if Mr. Johnson had been employed for an additional 12-month period after the termination date.

We entered into a letter agreement with Mr. Steven R. Martin, our Chief Financial Officer, on August 18, 2008. Pursuant to the letter agreement, Mr. Martin receives an annual salary and may be eligible to receive an annual bonus based on the achievement of specific performance goals. Mr. Martin’s current base salary is $250,000 and he is currently eligible to receive up to $75,000 as an annual bonus. If Mr. Martin is terminated without cause he is entitled to a severance benefit of six months base salary.

On February 1, 2009, Robert Wright was appointed as our General Counsel and Senior Vice President, effective immediately. In connection with his appointment, on February 9, 2009, we executed an offer letter and Change in Control Agreement with Mr. Wright. The offer letter provides, among other things, for the following: (a) a base annual salary of $230,000; (b) eligibility to receive an annual bonus of up to 30% of his base salary based on the achievement of goals and objectives in accordance with our current bonus program, beginning with the 2010 fiscal year; (c) eligibility to participate in our stock incentive program upon approval of our Board of Directors; (d) if Mr. Wright is terminated other than for cause, death or disability, or if he terminates his employment with us for good reason, other than in connection with a change in control, Mr. Wright is entitled to receive severance payments equal to six months of his base salary conditioned on his execution of a release. If Mr. Wright is terminated without cause or terminates his employment with good reason in connection with a change in control, the terms of the Change in Control Agreement will govern.

Change in Control Agreements

We have entered into Change in Control Letter Agreements with Mr. Woodward, Mr. Horner, Mr. Martin and Mr. Wright. The agreements each identify the additional employment benefits to be provided to each individual in the event of a change in control, defined by the agreement as one or more of the following events, whether in a single transaction or a series of related transactions: (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets; (iii) any transaction as a result of which any person or related group of persons becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities, other than as a result of the new issuance of securities by the Company in any transaction or series of related transactions determined by the Board of Directors to be for the primary purpose of raising capital; or (iv) a liquidation or dissolution of the Company.

The additional benefits identified in each individual’s agreements shall be provided by the Company subsequent to a change in control event if, within twelve months following the consummation of the change in control, either executive is terminated by the Company without cause or voluntarily by an individual for good reason. The additional benefits consist of: (i) severance payment in the amount equal to nine months of base salary in effect as of the termination date; (ii) continuation of health care benefits for a nine month period following the termination date; and (iii) acceleration of vesting of all unvested stock options.

Director Compensation

Name(1)	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Option Awards ($)	All Other Compensation ($)		Total ($)
Ian Bonner (2)	2008	47,250	—		—	2,399	(3)	49,649
	2007	30,000	—		—	—		30,000

J.G. (Jeff) Lawson (4)	2008	31,750	—		—	—		31,750
	2007	34,250	—		—	—		34,250

Douglas Lindroth (5)	2008	38,124	42,317	(6)	—	76,792	(7)	157,233

Neil MacKenzie (8)	2008	41,500	—		—	—		41,500
	2007	34,500	—		—	—		34,500

M. Bruce Nakao (9)	2008	74,500	—		—	—		74,500
	2007	63,250	—		—	—		63,250

Archie Nesbitt (10)	2008	30,250	—		—	—		30,250
	2007	29,500	—		—	—		29,500

Andrew Sheehan (11)	2008	—	—		—	—		—
	2007	—	—		—	—		—

(1)	Director James Johnson is our President and Chief Executive Officer. He is not included in this table, as he receives no compensation for his services as a director. The compensation received by Mr. Johnson as our employee is shown in the Summary Compensation Table.

(2)	As of March 31, 2008, Mr. Bonner held fully vested options to purchase up to 150,000 of our common shares.

(3)	Reflects health benefits paid on behalf of Mr. Bonner.

(4)	As of March 31, 2008, Mr. Lawson held fully vested options to purchase up to 200,000 of our common shares. Mr. Lawson resigned as a member of our Board of Directors effective December 8, 2008.

(5)	Mr. Lindroth began serving as a director on May 19, 2007 following his resignation as our Chief Financial Officer. Mr. Lindroth’s compensation for the 2007 fiscal year is included in the Summary Compensation Table. As of March 31, 2008, Mr. Lindroth held 300,000 restricted stock units. The restricted stock units vest over a four-year period, with 50% of the units vesting on the second anniversary of the date of grant and 25% vesting on each of the third and fourth anniversary of the dates of grant.

(6)	The amount shown in stock awards column reflects the aggregate dollar amount of compensation expense recognized for financial statement reporting purposes with respect to a restricted stock unit award for the fiscal year ended March 31, 2008 in accordance with SFAS 123R, including $31,942 recognized from April 1, 2007 through May 18, 2007, and $10,375 recognized over the remainder of the fiscal period.

(7)	Reflects compensation received by Mr. Lindroth for his services as Chief Financial Officer for the period from April 1, 2007 through May 18, 2007, consulting services provided to us through July 31, 2007 and health benefits paid on behalf of Mr. Lindroth during his term as director.

(8)	As of March 31, 2008, Mr. MacKenzie held fully vested options to purchase up to 250,000 of our common shares.

(9)	As of March 31, 2008, Mr. Nakao held fully vested options to purchase up to 150,000 of our common shares.

(10)	As of March 31, 2008, Mr. Nesbitt held fully vested options to purchase up to 400,000 of our common shares.

(11)	Mr. Sheehan resigned as a director on August 20, 2007. Mr. Sheehan had previously elected to forego any compensation for his services as a director.

Summary of Director Compensation

Each of our non-employee directors receives the following compensation for serving on our Board of Directors:

•	an annual retainer of $25,000 payable quarterly in arrears, except for the chairperson of the audit committee who receives an annual retainer of $50,000;

•	$1,000 per board meeting attended in person or $500 per board meeting attended by teleconference; and

•	reimbursement of reasonable expenses incurred in connection with attending board and committee meetings.

In addition, the chairperson of each of our committees is entitled to receive $2,000 per annum for acting in such capacity and other committee members are entitled to receive $750 for each committee meeting attended.

Upon their election to our Board of Directors, each of our non-employee directors is granted an initial option to purchase up to 150,000 common shares at the then fair market value pursuant to the terms of our 2003 Stock Option Plan. This option is fully vested on the date of grant. Our compensation committee and our Board of Directors review option grants for directors on an annual basis and our directors are eligible for discretionary option grants under the terms of our 2003 Stock Option Plan.

On May 4, 2007, Mr. Lindroth announced his intention to resign as our Chief Financial Officer effective as of May 18, 2007. In connection with the termination of Mr. Lindroth’s employment and his appointment to the Board of Directors, we entered into a Transition Agreement and Release (the “Transition Agreement”) with Mr. Lindroth, pursuant to which Mr. Lindroth agreed to make himself available as a non-employee consultant through July 31, 2007 at a rate of $250 per hour. In addition, the Transition Agreement provided that Mr. Lindroth be appointed as a member of our Board of Directors and that his outstanding restricted stock units, which had been granted in connection with his employment as our Chief Financial Officer, would continue to vest so long as he continues to serve on the Board of Directors. Mr. Lindroth is compensated for his services on our Board of Directors in accordance with the non-employee director compensation program described above.

Beginning in February 2008, two of our directors, Mr. Bonner and Mr. Lindroth, elected to receive medical, dental and vision benefits offered under our benefit plans for U.S. directors. The value of the premiums paid by us is included in the column “All Other Compensation” in the Director Compensation table.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of our shares as of February 25, 2009, assuming conversion of all of our outstanding preferred shares into common shares, by:

•	each person we know to be the beneficial owner of 5% or more of our outstanding common shares;

•	each named executive officer as of March 31, 2008 listed in the Summary Compensation Table under the heading “Executive Compensation;”

•	each of our current directors; and

•	all of our current executive officers and directors as a group.

Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each shareholder identified in the table below possesses sole voting and investment power with respect to all of our shares shown as beneficially owned by such shareholder. Unless otherwise specified, the address of the individuals listed below is c/o BakBone Software Incorporated, 9540 Towne Centre Drive, Suite 100, San Diego, California 92121.

	Common Shares Owned		Series A Preferred Shares Owned		Common Shares on an As-Converted Basis
Name or Group of Beneficial Owners	Number of Shares	Percentage of Class(1)	Number of Shares	Percentage of Class(1)	Number of Shares	Percentage of Class(1)
5% Shareholders:
Entities managed by VantagePoint Venture Partners (2)	79	*	18,000,000	100%	18,000,079	21.8%
1001 Bayhill Drive, Suite 300 San Bruno, CA 94066

John A. Kryzanowski (3)	6,248,296	9.7%	—	—	6,248,296	7.6%
101 California Street, 46th Floor San Francisco, CA 94111

Named Executive Officers:
James R. Johnson (4)	1,300,000	2.0%	—	—	1,300,000	1.5%
Kenneth Horner	—	—	—	—	—	—
Dan Woodward	—	—	—	—	—	—

Current Directors:
Ian Bonner (5)	150,000	*	—	—	150,000	*
Douglas Lindroth	90,435	*	—	—	90,435	*
Neil MacKenzie (6)	672,675	1.0%	—	—	672,675	*
M. Bruce Nakao (7)	150,000	*	—	—	150,000	*
Archie Nesbitt (8)	651,716	1.0%	—	—	651,716	*

Current executive officers and directors as a group (9 persons) (9)	3,014,826	4.5%	—	—	3,014,826	3.6%

*	Represents less than 1%.

(1)	Applicable percentage ownership is based on 64,632,793 of our common shares and 18,000,000 preferred shares outstanding as of February 25, 2009. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, based on factors including voting and investment power with respect to shares, subject to the applicable community property laws. Our common shares subject to options or warrants currently exercisable, or exercisable within 60 days after September 10, 2008, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.

(2)	Includes 16,294,242 shares held by VantagePoint Venture Partners IV (Q), L.P., 1,633,237 shares by VantagePoint Venture Partners IV, L.P., and 72,600 shares held by VantagePoint Venture Partners IV Principals Fund, L.P. (each of the foregoing entities collectively referred to herein as “VantagePoint”).

(3)	Information obtained from Mr. Kryzanowski’s Amendment No. 3 to Schedule 13G filed with the Securities and Exchange Commission on January 26, 2009. Mr. Kryzanowski is the sole beneficial owner of 6,248,296 common shares, for which he has sole voting and dispositive power.

(4)	Includes options to purchase up to 1,300,000 of our common shares held by Mr. Johnson exercisable within 60 days of February 25, 2009.

(5)	Includes options to purchase up to 150,000 of our common shares held by Mr. Bonner exercisable within 60 days of February 25, 2009.

(6)	Includes options to purchase up to 250,000 of our common shares held by Mr. MacKenzie exercisable within 60 days of February 25, 2009.

(7)	Includes options to purchase up to 150,000 of our common shares held by Mr. Nakao exercisable within 60 days of February 25, 2009.

(8)	Includes options to purchase up to 400,000 of our common shares held by Mr. Nesbitt exercisable within 60 days of February 25, 2009.

(9)	Includes options to purchase up to 2,250,000 of our common shares held by our current executive officers and directors exercisable within 60 days of February 25, 2009.

Equity Compensation Plans

Information about our equity compensation plans at March 31, 2008 is as follows:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders (1)	5,737,543	$1.74	4,113,247
Equity compensation plans not approved by security holders (2)	300,000	—	—

Total	6,037,543	$1.65	4,113,247

(1)	Consists of our 2000 Stock Option Plan, 2002 Stock Option Plan and 2003 Stock Option Plan.

(2)	Consists of Restricted Stock Units issued under a stand-alone agreement.

Additional information regarding our stock option plans and plan activity for fiscal 2007 and 2008 is provided in our consolidated financial statements. See Notes to Consolidated Financial Statements, Note 6 — “Shareholder’s Deficit” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2008.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. The Audit Committee has reviewed and discussed the audited financial statements with management. Our independent auditor, MHM, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles. The independent auditor is also responsible for expressing opinions on management’s assessment of the effectiveness of the Company’s internal control over financial reporting and on the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee has discussed and reviewed with the auditors all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. The Audit Committee has met with MHM, with and without management present, to discuss the overall scope of MHM’s audit, the results of its examinations, its evaluations of the Company’s internal control over financial reporting and the overall quality of its financial reporting.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with the independent registered public accounting firm their independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2008 filed with the Securities and Exchange Commission.

AUDIT COMMITTEE

Bruce Nakao, Chairman

Ian Bonner

Neil MacKenzie

OTHER INFORMATION

Indebtedness of Directors, Executive Officers and Senior Officers

None of our directors, executive officers, employees or former executive officers or former directors or former employees of the Company or its subsidiaries, or any associate of any such director, officer or employee is, or has been at any time since the beginning of the most recently completed financial year of the Company, indebted to the Company or any of its subsidiaries in respect of any indebtedness that is still outstanding, nor, at any time since the beginning of the most recently completed financial year of the Company has any indebtedness of any such person been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries, other than routine indebtedness.

Related Person Transactions

Since March 31, 2007, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $120,000 and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities or members of such person’s immediate family had or will have a direct or indirect material interest. Management of the Company is not aware of any material interest, direct or indirect, of any director, officer, promoter, insider or member of management of the Company or any person owning, directly or indirectly, more than 10% of the Company’s Shares, or any associate or affiliate of any such person in any transaction within the most recently completed fiscal year, or any proposed transaction which in either case has materially affected or will materially affect the Company, other than as disclosed below or elsewhere herein.

Procedures for Approval of Related Party Transactions

Pursuant to the charter of our audit committee, all transactions between us and any of our directors, executive officers or related parties are subject to review by our audit committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended March 31, 2008, all Section 16(a) filing requirements were complied with in a timely manner.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Shareholder Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

ADDITIONAL INFORMATION

Additional information regarding BakBone is available on SEDAR at www.sedar.com. In addition, securityholders may contact BakBone directly to request copies of BakBone’s financial statements and MD&A from BakBone’s head office at 9540 Towne Centre Drive, Suite 100, San Diego, California 92121. Financial Information is provided in BakBone’s comparative financial statements and MD&A for the fiscal year ended March 31, 2008.

The contents of this proxy statement and its distribution to shareholders have been approved by the Board of Directors of the Company.

All shareholders are urged to complete, sign, date and return the accompanying proxy in the enclosed envelope.

By Order of the Board of Directors

/s/ JAMES R. JOHNSON
James R. Johnson
President, Chief Executive Officer and Chairman of the Board of Directors

San Diego, California

February 25, 2009

Appendix A

BAKBONE SOFTWARE INCORPORATED

2009 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

2. Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a) “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of Canadian law, U.S. federal and state securities laws, the corporate laws of Canada, the Code, the rules of any applicable stock exchange or national market system, and the rules of any other non-U.S. jurisdiction applicable to Awards granted to residents therein.

(d) “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(e) “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.

(f) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(g) “Board” means the Board of Directors of the Company.

(h) “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction or a Change in Control, such definition of “Cause” shall not apply until a Corporate Transaction or a Change in Control actually occurs.

(i) “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

(i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such shareholders accept, or

(ii) a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

(j) “Code” means the Internal Revenue Code of 1986, as amended.

(k) “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(l) “Common Stock” means the common stock of the Company.

(m) “Company” means BakBone Software Incorporated, a Canada corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(n) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(o) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(p) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). Notwithstanding the foregoing, except as otherwise determined by the Administrator, in the event of any spin-off of a Related Entity, service as an Employee, Director or Consultant for such Related Entity following such spin-off shall be deemed to be Continuous Service for purposes of the Plan and any Award under the Plan. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(q) “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii) the complete liquidation or dissolution of the Company;

(iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities.

(r) “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(s) “Director” means a member of the Board or the board of directors of any Related Entity.

(t) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(u) “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(v) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(w) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(x) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation the Toronto Stock Exchange, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith and in a manner consistent with Applicable Laws.

(y) “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(z) “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

(aa) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(bb) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(cc) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(dd) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(ee) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ff) “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(gg) “Plan” means this 2009 Equity Incentive Plan.

(hh) “Post-Termination Exercise Period” means the period specified in the Award Agreement of not less than thirty (30) days commencing on the date of termination (other than termination by the Company or any Related Entity for Cause) of the Grantee’s Continuous Service, or such longer period as may be applicable upon death or Disability.

(ii) “Related Entity” means any Parent or Subsidiary of the Company.

(jj) “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(kk) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(ll) “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(mm) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(nn) “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(oo) “Share” means a share of the Common Stock.

(pp) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Subject to the provisions of this Section 3 and Section 10 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is 4,200,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. In addition, if any outstanding awards under the BakBone Software Incorporated 2003 Stock Option Plan or the BakBone Software Incorporated 2002 Stock Option Plan for any reason expire or are terminated or cancelled, the Shares allocable to the unexercised portions of such awards shall be available for issuance under the Plan; provided, however, that the maximum aggregate number of Shares which may be issued pursuant to Incentive Stock Options is 9,500,000 Shares.

(b) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares shall become available for future grant under the Plan. To the extent not prohibited by the listing requirements of any established stock exchange or national market system on which the Common Stock is traded and Applicable Law, any Shares covered by an Award which are surrendered (i) in payment of the Award exercise or purchase price (including pursuant to the “net exercise” of an option pursuant to Section 7(b)(vi)) or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator.

4. Administration of the Plan.

(a) Plan Administrator.

(i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(iii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(b) Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to Directors, Officers, Consultants, and Employees who are neither Directors nor Officers.

(c) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii) to determine whether and to what extent Awards are granted hereunder;

(iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder;

(vi) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

(vii) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee. Notwithstanding the foregoing, shareholder approval shall not be required for (A) the reduction or increase of the exercise price or base appreciation amount (as applicable) of any Option or SAR awarded under the Plan and (B) canceling an Option or SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds (or is less than) the Fair Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Stock, or other Award;

(viii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan; and

(ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(d) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6. Terms and Conditions of Awards.

(a) Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

(c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total shareholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share. The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement. In addition, the performance criteria shall be calculated in accordance with generally accepted accounting principles, but excluding the effect (whether positive or negative) of any change in accounting standards and any extraordinary, unusual or nonrecurring item, as determined by the Administrator, occurring after the establishment of the performance criteria applicable to the Award intended to be performance-based compensation. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of performance criteria in order to prevent the dilution or enlargement of the Grantee’s rights with respect to an Award intended to be performance-based compensation.

(d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(g) Individual Limitations on Awards.

(i) Individual Option and SAR Limit. The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be two million (2,000,000) Shares. In connection with a Grantee’s commencement of Continuous Service, a Grantee may be granted Options and SARs for up to an additional two million (2,000,000) Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(ii) Individual Limit for Restricted Stock and Restricted Stock Units. For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be two million (2,000,000) Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.

(h) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(i) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(j) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator by gift or pursuant to a domestic relations order to members of the Grantee’s Immediate Family. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(k) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

7. Award Exercise or Purchase Price, Consideration and Taxes.

(a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i) In the case of an Incentive Stock Option:

(A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii) In the case of SARs, the base appreciation amount shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(v) In the case of the sale of Shares, the per Share purchase price, if any, shall be such price as is determined by the Administrator.

(vi) In the case of other Awards, such price as is determined by the Administrator.

(vii) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i) cash;

(ii) check;

(iii) delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate (but only to the extent that the acceptance or terms of the promissory note would not violate an Applicable Law);

(iv) surrender of Shares held for the requisite period, if any, necessary to avoid a charge to the Company’s earnings for financial reporting purposes, or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(v) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction;

(vi) with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or

(vii) any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(c)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any Canadian, Canadian province or territory, U.S. federal, U.S. state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award (reduced to the lowest whole number of Shares if such number of Shares withheld would result in withholding a fractional Share with any remaining tax withholding settled in cash).

8. Exercise of Award.

(a) Procedure for Exercise; Rights as a Shareholder.

(i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v).

(b) Exercise of Award Following Termination of Continuous Service. In the event of termination of a Grantee’s Continuous Service for any reason other than Disability or death (but not in the event of a Grantee’s change of status from Employee to Consultant or from Consultant to Employee), such Grantee may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Administrator. The Grantee’s Award Agreement may provide that upon the termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Award shall terminate concurrently with the termination of Grantee’s Continuous Service. In the event of a Grantee’s change of status from Employee to Consultant, an Employee’s Incentive Stock Option shall convert automatically to a Non-Qualified Stock Option on the day three (3) months and one day following such change of status. To the extent that the Grantee’s Award was unvested at the date of termination, or if the Grantee does not exercise the vested portion of the Grantee’s Award within the Post-Termination Exercise Period, the Award shall terminate.

(c) Disability of Grantee. In the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, such Grantee may, but only within twelve (12) months from the date of such termination (or such longer period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three (3) months and one day following such termination. To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(d) Death of Grantee. In the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the portion of the Grantee’s Award that was vested as of the date of termination, within twelve (12) months from the date of death (or such longer period as specified in the Award Agreement but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). To the extent that, at the time of death, the Grantee’s Award was unvested, or if the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(e) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Award within the applicable time periods set forth in this Section 8 is prevented by the provisions of Section 9 below, the Award shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Award is exercisable, but in any event no later than the expiration of the term of such Award as set forth in the Award Agreement and only in a manner and to the extent permitted under Code Section 409A.

9. Conditions Upon Issuance of Shares.

(a) If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under Canadian, Canadian province or territory, U.S. federal or U.S. state laws.

(b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company and Section 11 hereof, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to shareholders other than a normal cash dividend, the Administrator shall also make such adjustments as provided in this Section 10 or substitute, exchange or grant Awards to effect such adjustments (collectively “adjustments”). Any such adjustments to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11. Corporate Transactions and Changes in Control.

(a) Termination of Award to Extent Not Assumed in Corporate Transaction. Provided that the Grantee is afforded an opportunity to exercise vested Awards prior to the consummation of the Corporate Transaction, effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b) Acceleration of Award Upon Corporate Transaction or Change in Control. The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or Change in Control or at the time of an actual Corporate Transaction or Change in Control and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction or Change in Control, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction or Change in Control. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Change in Control, shall remain fully exercisable until the expiration or sooner termination of the Award.

(c) Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

12. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17 below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s shareholders to the extent such approval is required by Applicable Laws.

(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c) No suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall adversely affect any rights under Awards already granted to a Grantee.

14. Reservation of Shares.

(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, including, but not limited to, Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Pension Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws. Any Award exercised before shareholder approval is obtained shall be rescinded if shareholder approval is not obtained within the time prescribed, and Shares issued on the exercise of any such Award shall not be counted in determining whether shareholder approval is obtained.

18. Information to Grantees. To the extent required by Applicable Law, the Company shall provide to each Grantee, during the period for which such Grantee has one or more Awards outstanding, copies of financial statements at least annually. The Company shall not be required to provide such information to persons whose duties in connection with the Company assure them access to equivalent information.

19. Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

20. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

21. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of Awards otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF THE PROXY MATERIALS FOR THE

BAKBONE SOFTWARE INCORPORATED MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 31, 2009

Copies of the Proxy Statement, the 2008 Annual Report to Shareholders and directions to the Shareholder Meeting are also available online at www.bakbone.com/shareholdersmeeting.

FORM OF PROXY FOR COMMON SHAREHOLDERS OF

BAKBONE SOFTWARE INCORPORATED

MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 31, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HAS THE RIGHT TO APPOINT A PERSON OR COMPANY OTHER THAN THOSE INDIVIDUALS DESIGNATED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints James R. Johnson and Steven R. Martin, or either of them, or instead of either of the foregoing,                     , as proxyholder of the undersigned, with full power of substitution, to attend, act, represent and vote as designated on the reverse side, all of the Common Shares of BakBone Software Incorporated held of record by the undersigned on February 24, 2009, at the Meeting of Shareholders to be held at the offices of Morrison & Foerster LLP, 12531 High Bluff Drive, Suite 100, San Diego, California, 92122, on March 31, 2009 at 2:00 p.m. Pacific Time or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. PROXY CARDS MUST BE RECEIVED NO LATER THAN THE LAST BUSINESS DAY BEFORE THE TIME FOR HOLDING THE MEETING OF SHAREHOLDERS, OR IN THE CASE OF ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING OF SHAREHOLDERS, NO LATER THAN THE LAST BUSINESS DAY BEFORE THE TIME OF SUCH RECONVENED MEETING.

(Continued and to be signed on the Reverse Side)

The Board of Directors recommends a vote “FOR” the directors listed below and a vote “FOR” Proposals 2 and 3.

1.	To elect six (6) directors for a one-year term to expire at the 2009 Annual Meeting of Shareholders. Our present Board of Directors has nominated and recommends for election as director the following persons:	☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY for all nominees	☐	FOR ALL EXCEPT (see instructions below)

Ian Bonner	Neil MacKenzie
James Johnson	Bruce Nakao
Douglas Lindroth	Archie Nesbitt

(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the “FOR ALL EXCEPT” box and write the name(s) of such nominee(s) on the space provided below.)

EXCEPTIONS

2.	To ratify the selection of Mayer Hoffman McCann P.C. as independent registered public accounting firm of the Company for the fiscal year ending March 31, 2009.

	☐ FOR	☐ WITHHOLD

3.	To approve the adoption of the BakBone Software Incorporated 2009 Equity Incentive Plan.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	In their discretion, the Proxies, identified on the front of this card, are authorized to vote upon such other business as may properly come before the Shareholder Meeting.

Dated: , 2009

Signature

Signature

Title(s)

Note: Please sign your name exactly as it appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, give your title. When shares are in the names of more than one person, each should sign.

IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF THE PROXY MATERIALS FOR THE

BAKBONE SOFTWARE INCORPORATED MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 31, 2009

Copies of the Proxy Statement, the 2008 Annual Report to Shareholders and directions to the Shareholder Meeting are also available online at www.bakbone.com/shareholdersmeeting.

Form of Proxy for Preferred Shareholders of

BAKBONE SOFTWARE INCORPORATED

MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 31, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HAS THE RIGHT TO APPOINT A PERSON OR COMPANY OTHER THAN THOSE INDIVIDUALS DESIGNATED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints James R. Johnson and Steven R. Martin, or either of them, or instead of either of the foregoing,                     , as proxyholder of the undersigned, with full power of substitution, to attend, act, represent and vote as designated on the reverse side, all of the Series A Preferred Shares of BakBone Software Incorporated held of record by the undersigned on February 24, 2009, at the Meeting of Shareholders to be held at the offices of Morrison & Foerster LLP, 12531 High Bluff Drive, Suite 100, San Diego, California, 92122, on March 31, 2009 at 2:00 p.m. Pacific Time or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. PROXY CARDS MUST BE RECEIVED NO LATER THAN THE LAST BUSINESS DAY BEFORE THE TIME FOR HOLDING THE MEETING OF SHAREHOLDERS, OR IN THE CASE OF ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING OF SHAREHOLDERS, NO LATER THAN THE LAST BUSINESS DAY BEFORE THE TIME OF SUCH RECONVENED MEETING.

(Continued and to be signed on the Reverse Side)

The Board of Directors recommends a vote “FOR” the directors listed below and a vote “FOR” Proposals 2 and 3.

1.	To elect six (6) directors for a one-year term to expire at the 2009 Annual Meeting of Shareholders. Our present Board of Directors has nominated and recommends for election as director the following persons:	☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY for all nominees	☐	FOR ALL EXCEPT (see instructions below)

Ian Bonner	Neil MacKenzie
James Johnson	Bruce Nakao
Douglas Lindroth	Archie Nesbitt

(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the “FOR ALL EXCEPT” box and write the name(s) of such nominee(s) on the space provided below.)

EXCEPTIONS

2.	To ratify the selection of Mayer Hoffman McCann P.C. as independent registered public accounting firm of the Company for the fiscal year ending March 31, 2009.

	☐ FOR	☐ WITHHOLD

3.	To approve the adoption of the BakBone Software Incorporated 2009 Equity Incentive Plan.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	In their discretion, the Proxies, identified on the front of this card, are authorized to vote upon such other business as may properly come before the Shareholder Meeting.

Dated: , 2009

Signature

Signature

Title(s)

Note: Please sign your name exactly as it appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, give your title. When shares are in the names of more than one person, each should sign.